AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 26, 2006

                                                  REGISTRATION NO.  ___- ______
===============================================================================
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM S-8

                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                    -----------------------------------

                              NTL INCORPORATED
           (Exact name of registrant as specified in its charter)

   DELAWARE                                              59-3778247
   (State or                                              (I.R.S.
     other                                                Employer
 jurisdiction                                          Identification
      of                                                  Number)
 incorporation
      or
 organization)
                        909 THIRD AVENUE, SUITE 2863
                         NEW YORK, NEW YORK 10022
                  (Address of principal executive offices)

                 NTL INCORPORATED 2006 STOCK INCENTIVE PLAN
                          (Full title of the plan)

                               BRYAN H. HALL
                       SECRETARY AND GENERAL COUNSEL
                              NTL INCORPORATED
                        909 THIRD AVENUE, SUITE 2863
                          NEW YORK, NEW YORK 10022
                               (212) 906-8440
         (Name, Address, including Zip Code, and telephone number,
                 including area code, of agent for service)

                      CALCULATION OF REGISTRATION FEE

===============================================================================
                                    PROPOSED    PROPOSED
                                     MAXIMUM     MAXIMUM
                         AMOUNT     OFFERING    AGGREGATE  AMOUNT OF
  TITLE OF SECURITIES    TO BE      PRICE PER   OFFERING  REGISTRATION
  TO BE REGISTERED (1)   REGISTERED SHARE (2)     PRICE       FEE
-------------------------------------------------------------------------------
Common Stock, par value
$0.01 per share (the     29,000,000
"Common Stock")           shares     $26.42  $766,180,000  $81,981.26
===============================================================================

(1) Includes such additional number of shares as may be required in the event of a stock split, stock dividend or similar transaction in accordance with Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act"). Also includes rights (the "Rights") to purchase shares of our Series A Junior Participating Preferred (or similar) Stock, issuable pursuant to that certain Rights Agreement between the Registrant and the Bank of New York, as Rights Agent, dated as of March 25, 2004, and amended on March 3, 2006. The value attributable to the Rights, if any, is reflected in the market price of the Common Stock.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(1) based upon the average of the high and low prices of the Common Stock reported on the NASDAQ National Market on May 24, 2006.

                              EXPLANATORY NOTE
                              ----------------

     This Form S-8 Registration Statement relates to an aggregate of 29,000,000 shares of our Common Stock which may be offered pursuant to the NTL Incorporated 2006 Stock Incentive Plan.

                                   PART I
                                   ------

     The documents containing information specified by Part I of this Registration Statement will be sent or given to participants in the NTL Incorporated 2006 Stock Incentive Plan as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act. Such documents are not required to be filed with the SEC but constitute (along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.

     References to "us," "our," "we" and "the Company" shall mean NTL Incorporated, a Delaware corporation.

                                  PART II
                                  -------

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
             --------------------------------------------------

Item 3. Incorporation of Documents by Reference
        ---------------------------------------

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from the SEC's web site at http://www.sec.gov. Reports, proxy and information statements and other information concerning us can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005.

     The SEC allows us to "incorporate by reference" information into this Registration Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Registration Statement, and later information that we file with the SEC will automatically update this Registration Statement. We incorporate by reference the following documents listed below and any future filings made with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the termination of the offering:

     a. our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, File No. 000-50886, filed with the SEC on February 28, 2006;

     b. all reports filed by us with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered in the Annual Report referred to in (a) above; and

     c. the description of our Common Stock contained in the Registration Statement on Form S-4, File No. 333-110815, filed with the SEC on April 28, 2004.

Item 4. Description of Securities
        --------------------------

        Not applicable.

Item 5. Interests of Named Experts and Counsel
        ---------------------------------------

        Not applicable.

Item 6. Indemnification of Directors and Officers
        -----------------------------------------

        The Delaware General Corporation Law (the "DGCL") provides that, subject to certain limitations in the case of derivative suits brought by a corporation's stockholders in its name, a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding (other than an action by or in the right of the corporation) on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding, if the person
(i) acted in good faith and in a manner reasonably believed to be in the best interests of the corporation (or in some circumstances, at least not opposed to its best interests), and (ii) in a criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys' fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper. To the extent that a current or former director, officer, employee or agent is successful in the defense of such an action, suit or proceeding, the corporation is required by the DGCL to indemnify such person for reasonable expenses incurred thereby. Expenses (including attorneys' fees) incurred by such persons in defending any action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay the amount if it is ultimately determined that person is not entitled to be so indemnified. Our restated certificate of incorporation provides for (i) the indemnification of our current or former directors and officers to the fullest extent permitted by law, and (ii) the advancement of expenses incurred in defending or otherwise participating in any proceeding in advance of its final position.

Item 7. Exemption from Registration Claimed
        -----------------------------------

        Not applicable.

Item 8. Exhibits
        --------

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

4.1 Second Restated Certificate of Incorporation of NTL Incorporated (incorporated by reference to our Registration Statement on Form S-4, as amended, as filed with the SEC on January 30, 2006 (Registration No. 333-130364)).

4.2 Amended and Restated By-laws of NTL Incorporated (incorporated by reference to our current report on Form 8-K as filed with the SEC on March 3, 2006 (Registration No. 333-110815)).

4.3 Form of Certificate of Common Stock of NTL Incorporated (incorporated by reference to our Registration Statement on Form S-4 as filed with the SEC on March 30, 2004 (Registration No. 333-110815)).

4.4 Form of Registration Rights Agreement dated June 24, 2004, among NTL Incorporated, and Holders listed on the signature pages thereto (incorporated by reference to our Registration Statement on Form S-4, as amended, as filed with the SEC on January 30, 2006 (Registration No. 333-130364)).

4.5 Rights Agreement, dated March 25, 2004, between NTL Incorporated and The Bank of New York, a New York trust company (incorporated by reference to our Registration Statement on Form S-4 as filed with the SEC on March 30, 2004 (Registration No. 333-110815)), as amended on October 2, 2005 and filed with the SEC on October 3, 2005 (File No. 000-50886) and as further amended on March 3, 2006 and filed with the SEC on March 6, 2006 (File No. 000-50886).

4.6*            NTL Incorporated 2006 Stock Incentive Plan.

5.1* Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the legality of the securities being registered.

23.1* Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2*           Consent of Ernst & Young LLP.

24.1* Power of Attorney (included on the signature page included in this Part II).

--------------------
*  filed herewith

Item 9. Undertakings
        ------------

          (a) The undersigned registrant hereby undertakes as follows:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To  include  any  prospectus  required  by  section
               10(a)(3) of the Securities Act;

                    (ii) To reflect in the  prospectus  any facts or events
               arising  after  the  effective  date  of  the   registration
               statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                    (iii)To include any material  information  with respect
               to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on this 26th day of May, 2006.

                                    NTL Incorporated



                                    By:  /s/ Jacques Kerrest
                                       ---------------------------
                                       Jacques Kerrest
                                       Chief Financial Officer




                             POWER OF ATTORNEY

     KNOWN BY ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints Bryan Hall, Secretary and General Counsel, and Jacques Kerrest, Chief Financial Officer, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his name, place and stead, in any and all capacities, in connection with the registrant's registration statement in the name and on behalf of the registrant or on behalf of the undersigned as a director or officer of the registrant, on Form S-8 under the Securities Act, including, without limiting the generality of the foregoing, to sign the registration statement and any and all amendments (including post-effective amendments) to the registration statement, and any and all additional registration statements pursuant to Instruction E to Form S-8 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       SIGNATURE                    TITLE                  DATE
       ---------                    -----                  ----


                            President and Chief         May 26, 2006
  /s/ Stephen A. Burch      Executive Officer and
  --------------------------Director (Principal
  Stephen A. Burch          Executive Officer)



                            Chief Financial Officer     May 26, 2006
  /s/ Jacques D. Kerrest    (Principal Financial
  --------------------------Officer)
  Jacques D. Kerrest


                            Chairman of the Board of    May 26, 2006
  /s/ James F. Mooney       Directors
  --------------------------
  James F. Mooney


  /s/ Edwin M. Banks        Director                    May 26, 2006
  --------------------------
  Edwin M. Banks


  /s/ Jeffrey D. Benjamin   Director                    May 26, 2006
  --------------------------
  Jeffrey D. Benjamin


  /s/ William J. Connors    Director                    May 26, 2006
  --------------------------
  William J. Connors


  /s/ Simon P. Duffy        Director                    May 26, 2006
  --------------------------
  Simon P. Duffy


  /s/ David K. Elstein      Director                    May 26, 2006
  --------------------------
  David K. Elstein


  /s/ Charles K. Gallagher  Director                    May 26, 2006
  --------------------------
  Charles K. Gallagher


  /s/ William R. Huff       Director                    May 26, 2006
  --------------------------
  William R. Huff


  /s/ Anthony "Cob" Stenham Director                    May 26, 2006
  --------------------------
  Anthony "Cob" Stenham


  /s/ George R. Zoffinger   Director                    May 26, 2006
  --------------------------
  George R. Zoffinger

                             INDEX TO EXHIBITS
                             -----------------

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------

4.1 Second Restated Certificate of Incorporation of NTL Incorporated (incorporated by reference to our Registration Statement on Form S-4, as amended, as filed with the SEC on January 30, 2006 (Registration No. 333-130364)).

4.2 Amended and Restated By-laws of NTL Incorporated (incorporated by reference to our current report on Form 8-K as filed with the SEC on March 3, 2006 (Registration No. 333-110815)).

4.3 Form of Certificate of Common Stock of NTL Incorporated (incorporated by reference to our Registration Statement on Form S-4 as filed with the SEC on March 30, 2004 (Registration No. 333-110815)).

4.4 Form of Registration Rights Agreement dated June 24, 2004, among NTL Incorporated, and Holders listed on the signature pages thereto (incorporated by reference to our Registration Statement on Form S-4, as amended, as filed with the SEC on January 30, 2006 (Registration No. 333-130364)).

4.5 Rights Agreement, dated March 25, 2004, between NTL Incorporated and The Bank of New York, a New York trust company (incorporated by reference to our Registration Statement on Form S-4 as filed with the SEC on March 30, 2004 (Registration No. 333-110815)), as amended on October 2, 2005 and filed with the SEC on October 3, 2005 (File No. 000-50886) and as further amended on March 3, 2006 and filed with the SEC on March 6, 2006 (File No. 000-50886).

4.6*            NTL Incorporated 2006 Stock Incentive Plan.

5.1* Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding the legality of the securities being registered.

23.1* Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2*           Consent of Ernst & Young LLP.

24.1* Power of Attorney (included on the signature page included in this Part II).

--------------------
*  filed herewith